UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2006

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-8739	22-1970303
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

1830 Route 130, Burlington, NJ		08016
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 387-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

0 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

0 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

0 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 1, 2006, the Registrant issued a press release reporting its sales for its third quarter ended February 25, 2006.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS

On March 1, 2006, the Registrant issued a press release announcing that its Board of Directors has set March 8, 2006 as the record date for stockholders entitled to vote at the special meeting of the Registrant to be held on April 10, 2006 to consider the proposal to adopt the merger agreement previously announced on January 18, 2006 pursuant to which the Registrant agreed to be acquired by affiliates of Bain Capital Partners, LLC.

A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
Exhibit No.	Description
99.1	Press Release dated March 1, 2006 reporting third quarter sales
99.2	Press Release dated March 1, 2006 announcing record date and meeting date for special meeting of stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
Dated: March 3, 2006	By: /s/ Robert L. LaPenta, Jr. Robert L. LaPenta, Jr. Vice President - Chief Accounting Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated March 1, 2006 reporting third quarter sales
99.2	Press Release dated March 1, 2006 announcing record date and meeting date for special meeting of stockholders